Supplement to the
Fidelity® Select Portfolios®
Financials Sector
April 28, 2012
Prospectus

The following information replaces similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 4.

John Sheehy (portfolio manager) has managed the fund since January 2012.

The following information replaces similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 10.

Christopher Lee (co-manager) has managed the fund since February 2009.

Shilpa Mehra (co-manager) has managed the fund since April 2012.

The following information replaces the biographical information found in the "Fund Management" section on page 27.

John Sheehy is portfolio manager of Banking Portfolio, which he has managed since January 2012. He also manages other funds. Mr. Sheehy joined Fidelity Investments in 2007 as an equity research analyst after receiving an MBA from the Stern School of Business at NYU.

Christopher Lee is co-manager of Consumer Finance Portfolio, which he has managed since February 2009. He also manages other funds. Since joining Fidelity Investments in 2004, Mr. Lee has worked as a research analyst and portfolio manager.

Shilpa Mehra is co-manager of Consumer Finance Portfolio, which she has managed since April 2012. Prior to joining Fidelity Investments in 2009 as a research analyst, Ms. Mehra interned at Gabelli Asset Management after receiving her MBA at Columbia University.

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